PROVIDENT BANKSHARES C O R P O R A T I O N

August 2005

FORWARD-LOOKING STATEMENTS AND RISK FACTORS

This presentation, as well as other written communications made from time to time by Provident Bankshares Corporation and its subsidiaries (the “Corporation”) (including, without limitation, the Corporation’s 2004 Annual Report to Stockholders) and oral communications made from time to time by authorized officers of the Corporation, may contain statements relating to the future results of the Corporation (including certain projections and business trends) that are considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” Examples of forward-looking statements include, but are not limited to, possible or assumed estimates with respect to the financial condition, expected or anticipated revenue, and results of operations and business of the Corporation, including earnings growth determined using U.S. generally accepted accounting principles (“GAAP”); revenue growth in retail banking, lending and other areas; origination volume in the Corporation’s consumer, commercial and other lending businesses; asset quality and levels of non-performing assets; current and future capital management programs; non-interest income levels, including fees from services and product sales; tangible capital generation; market share; expense levels; and other business operations and strategies. For these statements, the Corporation claims the protection of the safe harbor for forward-looking statements contained in the PSLRA.

The Corporation cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: the factors identified in the Corporation’s Form 10-K for the fiscal year ended December 31, 2004 under the headings “Forward-Looking Statements” and “Risk Factors,” prevailing economic conditions, either nationally or locally in some or all areas in which the Corporation conducts business or conditions in the securities markets or the banking industry; changes in interest rates, deposit flows, loan demand, real estate values and competition, which can materially affect, among other things, consumer banking revenues, revenues from sales on non-deposit investment products, origination levels in the Corporation’s lending businesses and the level of defaults, losses and prepayments on loans made by the Corporation, whether held in portfolio or sold in the secondary markets; changes in the quality or composition of the loan or investment portfolios; the Corporation’s ability to successfully integrate any assets, liabilities, customers, systems and management personnel the Corporation may acquire into its operations and its ability to realize related revenue synergies and cost savings within expected time frames; the Corporation’s timely development of new and competitive products or services in a changing environment, and the acceptance of such products or services by customers; operational issues and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems, on which it is highly dependent; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; risks and uncertainties related to mergers and related integration and restructuring activities; and other economic, competitive, governmental, regulatory and technological factors affecting the Corporation’s operations, pricing, products and services. Readers are cautioned not to place undue reliance on these forward-looking statements which are made as of the date of this presentation, and, except as may be required by applicable law or regulation, the Corporation assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

AGENDA

COMPANY BACKGROUND

MARKET DISTINCTION

KEY STRATEGIES FINANCIAL PERFORMANCE

COMPANY BACKGROUND

1886—Founded as a Mutual Thrift 1987—Converted to Commercial Bank 1993—Retail Banking Expansion 1997 – Citizen’s Savings Bank Merger

2004 – Southern Financial Merger

PROVIDENT BANKSHARES

C O R P O R A T I O N

RETAIL EXPANSION STRATEGY

1993

Broaden Base of Consumer Deposits

High Performance Checking In-Store Branch Network

PROVIDENT BANKSHARES

C O R P O R A T I O N

RETAIL CHECKING GROWTH

(in 000’s)

$250,000 $200,000 $150,000 $100,000 $50,000 $0

4 Year CAGR Average Balances 26%

Base Year

1992 1993 1994 1995 1996

200 150 100 50 0

$84,000 $106,000 $144,000 $173,200 $208,700

Retail Checking Average Balances Retail Checking Accounts on Hand

STRATEGIC ALLIANCES

1997

Expansion into VA/Washington Metro Area

Merger with First Citizens Financial Corporation Partnership with Shoppers Food

PROVIDENT BANKSHARES

C O R P O R A T I O N

STRATEGIC MERGER

2004

Merger with Southern Financial Bancorp, Inc.

Add 30 Branches to the Virginia Network Compliment Commercial and Small Business

PROVIDENT BANKSHARES

C O R P O R A T I O N

VIRGINIA AND WASHINGTON

METRO EXPANSION

BRANCH NETWORK

68

67 66

66 65 59

53 84 51

44 51

32 35 43 24

15 15

1996 1997 1998 1999 2000 2001 2002 2003 2Q05

Washington Metro/VA Baltimore

VIRGINIA AND WASHINGTON

METRO EXPANSION

TOTAL AWARENESS

100 90 80 70 60 50 40 30

4Q97 4Q98 4Q99 1Q 00 1Q 01 1Q 02 1Q 03 1Q04 1Q05 2Q05

Baltimore Sub MD Northern VA Richmond

HISTORICAL PERSPECTIVE

($ millions)

Branch Network Net Income Total Assets Return on Assets Return on Equity Non-interest Income to Total Revenues Retail Checking Accounts

1992

36 $4.2 $1,634.0 0.27% 3.71%

20.0% 33,000

2004

149 $60.3 $6,572.2 1.00% 11.80%

35.2% 292,000

PROVIDENT BANKSHARES

C O R P O R A T I O N

MARKET DISTINCTION

Footprint in growth markets ofMaryland, Virginia and DC Metro

PROVIDENT BANKSHARES

C O R P O R A T I O N

THE PROVIDENT FRANCHISE

Branmches located in Maryland and Virginia’s best markets

County Demographics

Provident Branches

growth greater than 8%

growth between 4-8%

growth less than 4%

-60% of Commercial Business

-30% of Consumer Business in DC Metro and Virginia

MARKET DEMOGRAPHICS

Change in Population

Change in Household Income

3.3% 8.2% 3.0% 5.3% 3.4% 9.4%

11.5% 13.4% 13.2% 14.2% 14.8% 14.1%

2000-2004 2004-2009

2000-2004 2004-2009

US

Baltimore–Towson,MD

Washington–Arlington–Alexandria

PROVIDENT BANKSHARES

C O R P O R A T I O N

KEY STRATEGIES

Maximize Provident’s Position as the “Right Size” Bank in the Marketplace Grow and Deepen Consumer and Small Business Relationships in Maryland and Virginia Grow and Deepen Commercial and Real Estate Relationships in Maryland and Virginia Move from a Product Driven Organization to a Customer Relationship Focused Sales Culture Create a High Performance Culture that Focuses on Employee Development and Retention Improve Financial Fundamentals 15

PROVIDENT BANKSHARES

C O R P O R A T I O N

THE “RIGHT SIZE” BANK

“We will continue to provide the products and services of our largest competitors, while delivering the level of service found in only the best community banks.”

PROVIDENT BANKSHARES

C O R P O R A T I O N

GROW AND DEEPEN CONSUMER AND SMALL BUSINESS

RELATIONSHIPS IN MARYLAND AND VIRGINIA

PROVIDENT BANKSHARES

C O R P O R A T I O N

PROVIDENT BANK BRANCHES

TRADITIONAL/IN-STORE

62

59 51

42 42

15 33 18

90

5 8 10 10

56 58 58 59

50 50 51

36 37 34 34 34

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2Q05

Traditional In-Store/ATM Plus

BANKING OFFICE NETWORK 1993 42 BRANCHES

BANKING OFFICE NETWORK 1997 66 Branches

BANKING OFFICE NETWORK 2004 149 Branches

CONSUMER LOAN AND DEPOSIT

GROWTH

LOANS DEPOSITS

(Excluding CD/IRA)

$1,997 $1,891 $1,930 $1236 $1,682 $1,194 $1,089 $1,536 $1,394 $906 $797 $663

2001 2002 2003 2004 1Q05 2Q05 2001 2002 2003 2004 1Q05 2Q05

Baltimore VA/Wash CAGR 2001-2004* Loans 13.5% CAGR 2001-2004* Deposits 7.9%

Average Balances (millions)

Loans exclude acquired residential *includes SFFB in 2001 base

RETAIL DDA FEES

ANNUAL FEES PER ACCOUNT

300,000 250,000 200,000 150,000 100,000 50,000 0

$200 $150 $100 $50 $0

19 93

1994 1995

19 96

1997

1998

1999 2000

2001

2002

2003

2004

1Q05

2Q05

Accounts on Hand Average Fee Income Per Consumer DDA

CONSUMER LOANS

Total Consumer Loans $1.8 Billion

2Q05

Residential & Acquired

33%

Marine

23%

2%

Other

Home Equity 42%

Home Equity 4 YR CAGR 23%

Average Balances

SMALL BUSINESS GROWTH

Total Loans Total Deposits

Customer Relationships

2001

$15 $151 18,368

2Q05

$241 $420 30,000

Period End Balances ($ millions)

GROW AND DEEPEN COMMERCIAL AND REAL ESTATE

RELATIONSIONSHIPS IN MARYLAND AND VIRGINIA

PROVIDENT BANKSHARES

C O R P O R A T I O N

COMMERCIAL LOAN AND DEPOSIT/REPO GROWTH

LOANS

DEPOSIT/REPO

$96 1 $791 $856

$1,444

$1,684 $1,714

$680 $579

$426

$1,109 $1,050 $982

2001 2002 2003 2004 1Q05 2Q05

2001 2002 2003 2004 1Q05 2Q05

Baltimore VA/Wash

CAGR 2001-2004* Loans 11.5% CAGR 2001-2004* Deposits 25.7%

Average Balances (millions) Loans exclude acquired loans

*includes SFFB in 2001 base

COMMERCIAL LOANS

Total Commercial Loans $1.7 Billion

2Q05

C&I

38%

Residential Construction

17%

Commercial Construction

17%

Mortgage

28%

Average Balances

IMPROVE FINANCIAL

FUNDAMENTALS

PROVIDENT BANKSHARES

C O R P O R A T I O N

IMPROVED FUNDAMENTALS

Transformed Balance Sheet

Higher Absolute Earnings

Improved Earnings Quality

COMPONENTS OF EARNING ASSETS

1995

2Q05

44% 32% 24% 37% 52% 11%

Investment Securities

Commercial/ Consumer Loans

Residential & Acquired Loans

INTEREST RATE RISK

Asset Sensitivity Low Equity Duration Floating Rate Investments

PROVIDENT BANKSHARES

C O R P O R A T I O N

ASSET QUALITY IMPROVEMENT

NON PERFORMING LOANS

TO LOANS

NET CHARGE OFFS TO AVERAGE LOANS

Period End

Annualized

1.04% $28.8

0.83% $21.1 0.80% $22.3 0.72% $25.7 0.65% $23.2 $0.62% 22.5

0.71% $21.8 0.46% $12.1 0.34% $8.7 0.27% 0.24% $9.0 $8.5* 0.14% $6.8*

2001 2002 2003 2004 1Q05 2Q05

($ millions)

*Annualized

PERFORMANCE RESULTS

Net Interest Margin

Efficiency Ratio

3.58% 67.3%

62.2%

2.89%

2001 2Q05 2001 2Q05

PERFORMANCE RESULTS

Return on Assets Leverage Capital Ratio

7.98%

1.15% 7.13%

0.81%

2001 2Q05 2001 2Q05

DIVIDEND TREND

$1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00

$1.10 $1.01 $0.93 $0.85 $0.75

6.00% 5.25% 4.50% 3.75% 3.00% 2.25% 1.50% 0.75% 0.00%

2001 2002 2003 2004 2Q05*

Cash Dividend Dividend Yield

*Annualized

EARNINGS PER SHARE

$1.56

$0.48

$0.41 $0.31 $0.37

2001

$1.88 $0.53 $0.52 $0.40 $0.44 2002

$2.05 $0.56 $0.53 $0.49 $0.47 2003

$2.13 $0.56 $0.54 $0.52* $0.51 2004

$0.55 0.54 2005

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr

* Excludes loss on securities of $.18 diluted EPS

EQUITY SUMMARY TOTAL RETURN COMPARISON

30.71% 91.91% 29.41% 51.81% 41.14% 53.93% 4.79% 12.81%

Since 12/31/00 Since 12/31/01 Since 12/31/02 Since 12/31/03

SNL Bank PBKS

Through 3/31/05

RECONCILIATION

(averages in billions)

2001 2002 2003 2004 2Q05

LOANS

Consumer &

Commercial Loans $1.50 $1.70 $1.90 $2.53 $2.97

Acquired &

Residential Loans 1.60 1.01 0.70 0.75 0.60

Total Loans $3.10 $2.71 $2.60 $3.28 $3.58

DEPOSITS

Customer Deposits $2.50 $2.69 $2.83 $3.35 $3.54

Brokered 1.04 0.58 0.32 0.31 0.39

Total Deposits $3.54 $3.27 $3.14 $3.66 $3.93

PROVIDENT BANKSHARES

C O R P O R A T I O N

www.provbank.com

Contact

Media: Lillian Kilroy (410) 277-2833

Investment Community: Melissa Kelly (410) 277-2080

PROVIDENT BANKSHARES

C O R P O R A T I O N